Exhibit 10.9

[Execution]

TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT (this “Trademark Security Agreement”) is made this 29th day of June, 2015, by and among Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”), in its capacity as Administrative Agent for the Secured Parties (in such capacity, together with its successors and assigns in such capacity, “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement dated as of June 29, 2015 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”) by and among Boot Barn, Inc., a Delaware corporation (“Boot Barn”, and, together with the other entities party thereto as borrowers and any person that may from time to time become a party thereto as a borrower, each individually a “Borrower” and collectively, “Borrowers”), certain affiliates of Borrowers, the lenders party thereto as “Lenders” (such Lenders, together with their respective successors and assigns in such capacity, each, individually, a “Lender” and, collectively, the “Lenders”), and Agent, the Lenders have agreed to make certain financial accommodations available to Borrowers from time to time pursuant to the terms and conditions thereof; and

WHEREAS, the Lenders are willing to make the financial accommodations to Borrowers as provided for in the Credit Agreement and the other Loan Documents, but only upon the condition, among others, that the Grantors shall have executed and delivered to Agent, for the benefit of the Secured Parties, that certain Collateral Agreement, dated as of June 29, 2015 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”); and

WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Agent, for the benefit of the Secured Parties, this Trademark Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

1.                                      DEFINED TERMS.  All initially capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or, if not defined therein, in the Credit Agreement, and this Trademark Security Agreement shall be subject to the rules of construction set forth in Section 1.3 of the Security Agreement, which rules of construction are incorporated herein by this reference, mutatis mutandis.

1.                                      GRANT OF SECURITY INTEREST IN TRADEMARK COLLATERAL.  Each Grantor hereby unconditionally grants, assigns, and pledges to Agent, for the benefit each Secured Party, to secure the Secured Obligations, a continuing security interest (referred to in this Trademark Security Agreement as the “Security Interest”) in all of such Grantor’s right, title and interest in and to the following, whether now owned or hereafter acquired or arising (collectively, the “Trademark Collateral”):

(a)                                 all of its Trademarks and Trademark Licenses to which it is a party including those referred to on Schedule I;

(b)                                 all goodwill of the business connected with the use of, and symbolized by, each Trademark and each Trademark License; and

(c)                                  all products and proceeds (as that term is defined in the Code) of the foregoing, including any claim by such Grantor against third parties for past, present or future (i)infringement or dilution of any Trademark or any Trademarks exclusively licensed under any Trademark License, including right to receive any damages, (ii)injury to the goodwill associated with any Trademark, or (iii)right to receive license fees, royalties, and other compensation under any Trademark License.

2.                                      SECURITY FOR SECURED OBLIGATIONS.  This Trademark Security Agreement and the Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter.  Without limiting the generality of the foregoing, this Trademark Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Agent, the other Secured Parties or any of them, whether or not they are unenforceable or not allowable due to the existence of any proceeding under any Debtor Relief Law involving any Grantor.

3.                                      SECURITY AGREEMENT.  The Security Interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interests granted to Agent, for the benefit of the Secured Parties, pursuant to the Security Agreement.  Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the Security Interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.  To the extent there is any inconsistency between this Trademark Security Agreement and the Security Agreement, the Security Agreement shall control.

4.                                      AUTHORIZATION TO SUPPLEMENT.  If any Grantor shall obtain rights to any new trademarks, the provisions of this Trademark Security Agreement shall automatically apply thereto. Grantors shall give prompt notice in writing to Agent with respect to any such new material trademarks or renewal or extension of any trademark registration.  Without limiting Grantors’ obligations under this Section, Grantors hereby authorize Agent unilaterally to modify this Trademark Security Agreement by amending Schedule I to include any such new trademark rights of each Grantor.  Notwithstanding the foregoing, no failure to so modify this Trademark Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.

5.                                      COUNTERPARTS.  This Trademark Security Agreement is a Loan Document.  This Trademark Security Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Trademark Security Agreement.  Delivery of an executed counterpart of this Trademark Security Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Trademark Security Agreement.  Any party delivering an executed counterpart of this Trademark Security Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Trademark Security Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Trademark Security Agreement.

6.                                      CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE PROVISION.  THIS TRADEMARK SECURITY AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 7.5 OF THE SECURITY AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

IN WITNESS WHEREOF, the parties hereto have caused this Trademark Security Agreement to be executed and delivered as of the day and year first above written.

GRANTORS:

SHEPLERS, INC.

	By:	/s/ Greg Hackman
		Name:	Greg Hackman
		Title:	Chief Financial Officer and Secretary

AGENT:

ACCEPTED AND ACKNOWLEDGED BY:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent

	By:	/s/ Irene Rosen Marks
		Name:	Irene Rosen Marks
		Title:	Managing Director

[Signature Page to Trademark Security Agreement]

SCHEDULE I
to
TRADEMARK SECURITY AGREEMENT

Trademark Registrations/Applications

Trademark	Database	Application Number	Registration Number	Owner
RED RANCH	U.S. Federal	85726040	4552405	SHEPLERS, INC.
GIBSON TRADING COMPANY ESTABLISHED 1899	U.S. Federal	85724728		SHEPLERS, INC.
RED RANCH	U.S. Federal	85434444	4258838	SHEPLERS, INC.
GIBSON TRADING COMPANY	U.S. Federal	85399269	4429241	SHEPLERS, INC.
WESTERN WEAR FOR THE WAY YOU LIVE	U.S. Federal	85396637	4118616	SHEPLERS, INC.
Design Only	U.S. Federal	85315981	4129801	SHEPLERS, INC.

Trademark	Database	Application Number	Registration Number	Owner
GIBSON TRADING COMPANY	U.S. Federal	85261879	4168869	SHEPLERS, INC.
YOUR COUNTRY, YOUR WAY	U.S. Federal	77483596	3781832	SHEPLERS, INC.
SHEPLERS	U.S. Federal	78822126	3193462	SHEPLERS, INC.
THE WORLD’S LARGEST WESTERN STORES	U.S. Federal	75291616	2167479	SHEPLERS, INC.
WORLD’S LARGEST WESTERN STORES	U.S. Federal	75140060	2081419	SHEPLERS, INC.
BOOTS ‘N JEANS	U.S. Federal	75078088	2342054	SHEPLERS, INC.
WORLD’S LARGEST WESTERN STORES AND CATALOG	U.S. Federal	74520534	2033263	SHEPLERS, INC.
Design Only	U.S. Federal	73392546	1254863	SHEPLERS, INC.
OL’ SHEP	U.S. Federal	73388925	1255648	SHEPLERS, INC.

Trademark	Database	Application Number	Registration Number	Owner
SHEPLERS	U.S. Federal	73125194	1141784	SHEPLERS, INC.
S	U.S. Federal	73125222	1137758	SHEPLERS, INC.
S	U.S. Federal	73125223	1137889	SHEPLERS, INC.

Trademark	Database	Application Number	Registration Number	Owner
S SHEPLERS INC.	U.S. Federal	73041013	1017594	SHEPLERS, INC.
S	U.S. Federal	73040683	1057698	SHEPLERS, INC.

Trademark	Database	Application Number	Registration Number	Owner
S	U.S. Federal	73040684	1045614	SHEPLERS, INC.
SHEPLERS	U.S. Federal	73040363	1308095	SHEPLERS, INC.
SHEPLERS	U.S. Federal	73040364	1308389	SHEPLERS, INC.
SHEPLERS	Canada	1540229	TMA835766	SHEPLERS, INC.
SHEPLERS	Canada	714900	TMA429523	SHEPLERS, INC.
SHEPLERS	Switzerland	59396/2011	625115	SHEPLERS, INC.
SHEPLERS	United Kingdom	1516265	1516265	SHEPLERS, INC.
SHEPLERS	Community Trademarks	10201697	10201697	SHEPLERS, INC.
SHEPLERS	Brunei	22188	19023	SHEPLERS, INC.
SHEPLERS	China	9895452	9895452	SHEPLERS, INC.

Trademark	Database	Application Number	Registration Number	Owner
SHEPLERS	China	9895451	9895451	SHEPLERS, INC.
SHEPLERS	Japan	2011-060657	5532778	SHEPLERS, INC.
SHEPLERS	Australia	1443876	1443876	SHEPLERS, INC.
SHEPLERS	Australia	588639	588639	SHEPLERS, INC.
SHEPLERS	New Zealand.	847911	847911	SHEPLERS, INC.

Trade Names

Not Applicable

Common Law Trademarks

Not Applicable

Trademarks Not Currently In Use

Not Applicable

Trademark Licenses

Not Applicable